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                                                                    EXHIBIT 32.1

                           CALIPER LIFE SCIENCES, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Caliper Life Sciences, Inc.. (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, E. Kevin Hrusovsky, President and Chief Executive Officer of the Company certify, pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                /s/ E. KEVIN HRUSOVSKY
                                        -------------------------------------
                                        E. Kevin Hrusovsky
                                        President and Chief Executive Officer

Date: March 16, 2005